TAX-FREE TRUST OF OREGON
Supplement to the Prospectus
Dated February 1, 2010
as Previously Supplemented March 11, 2010,
August 6, 2010, November 8, 2010 and December 30, 2010

The Material under the caption “Management” is replaced by the following:

Management

Investment Adviser

Aquila Investment Management LLC (the “Manager”)

Sub-Adviser

Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management

    Portfolio Manager -- Mr. Chris Johns. Mr. Johns has been the portfolio manager of Aquila Tax-Free Fund of Colorado, which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992.

The date of this supplement is January 3, 2011